                                                                 EXHIBIT 10.65


                       AGREEMENT FOR PURCHASE AND SALE OF
                             MANUFACTURED HOME LOANS

         This Agreement for Purchase and Sale of Manufactured Home Loans ("Agreement") is made and entered into as of June 17, 2003 by and between Sun Home Services, Inc., a Michigan corporation ("Buyer") and Origen Financial, L.L.C., a Delaware limited liability company ("Seller").

                                   WITNESSETH:

         WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller, on the terms and subject to the conditions set forth herein, certain residential Manufactured Home loans and Mortgage Loans on the terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration for the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. When used herein, the following words and phrases shall have the meanings ascribed to them herein below:


                  A. "Accrued Interest" with respect to each Contract means interest at the Contract rate accrued and unpaid from the date last paid.

                  B. "Closing Date," with respect to each Contract Sale hereunder means the closing date of such purchase and sale of Contracts hereunder.

                  C. "Contract" or "Contracts" shall mean certain loans originated or purchased by Seller or its affiliates which are evidenced by Manufactured Home retail installment sales contracts, installment loan agreements, or other security instruments covering the sale of such Manufactured Home(s) or which constitute Mortgage Loans which evidence an Obligor's obligation to pay the indebtedness provided for therein and evidence the respective security interest in a Manufactured Home which are further identified as Exhibit C to this Agreement.

                  D. "Contract Sale" means any purchase and sale of Contracts hereunder.

                  E. "Cut-Off Date", shall be that date, at the close of business on the business day immediately preceding each Closing Date, as of which activity in all Contracts shall be deemed to have been cut off and all balances shall be deemed to have been frozen, solely for the purposes of determining the Purchase Price for any Contract Sale hereunder, and Settlement.

                  F. "Escrow" shall mean any funds held in trust by Seller for payment of insurance premiums, or taxes due on any Contract.

                  G. "Event of Default" shall mean the occurrence of any of the following:

                           (1) Receipt by Buyer of a bankruptcy notice filed by or with respect to one or more Obligors.

                           (2) Manufactured Home is known by Buyer to be vacant.

                           (3)      Any Contract becomes 60 days past due.

                           (4) Receipt of any lawsuit filed against Buyer due to actions of Seller prior to the Cut-Off Date.

                  H. "Manufactured Home" shall mean a unit of manufactured housing, including all accessions thereto, securing the indebtedness of an Obligor under a Contract.

                  I. "Mortgage" means a security interest in a parcel of real estate on which is located a residential structure.

                  J. "Mortgage Loan" means a promissory note secured by a Mortgage.

                  K. "Mortgaged Property" shall mean the parcel of real property including a residential structure which secures a Mortgage.

                  L. "Obligor" shall mean any person or persons who have obligated themselves on the Contracts as evidenced by their signature on the Contract, including co-makers, co-signors, and guarantors.

                  M. "Principal Balance" shall mean the amount of principal on any of the Contracts that has not been paid, as reflected on Seller's books and records.

                  N. "Purchase Price" means the aggregate book value of the loans purchased in any Contract Sale, plus all Accrued Interest on such Contracts, as reflected on Seller's books and records on the relevant Cut-Off Date. The book value and Accrued Interest of each of the loans purchased in each Contract Sale and the aggregate Purchase Price for each Contract Sale shall be set forth on the relevant Schedule of Contracts.

                  O. "Recourse" shall mean in the event of any Event of Default on a Contract, as defined below, Seller agrees to repurchase the Contract at the Repurchase Price within five days of receiving written notice

                  P. "Repossession" shall mean any Manufactured Home which is known to be unoccupied, and which Contract is delinquent.

                  Q. "Repurchased Contract" shall mean any Contract repurchased by Seller in accordance with Section 10.

                  R. "Repurchase Price" with respect to each Repurchased Contract shall mean (a) the book value of the Repurchased Contract as set forth on the Schedule of Contracts, plus (b) all Accrued Interest on the Repurchased Contract, as reflected on Buyer's books and records on the relevant repurchase date, minus (c) all payments of principal on the Repurchased Contract that Seller receives between the Cut-Off Date and relevant repurchase date.

                  S. "Schedule of Contracts" means the schedule listing the Contracts to be purchased by Buyer in any Contract Sale, in the form attached to this Agreement as Exhibit C, and delivered in accordance with this Agreement.

                  T. "Security Interest" shall mean a manufacturer's certificate or statement of origin, certificate of title, Uniform Commercial Code financing statement, Mortgage, and/or security agreement duly filed and/or recorded, as required, in state and/or town/city/county offices, as appropriate, evidencing Seller's perfected first priority security interest in a Manufactured Home or on a Mortgaged Property and, as applicable, the real property on which a Manufactured Home is or will be located.

                  U. "Servicing Agreement" shall mean that certain Servicing Agreement dated June 17, 2003 between Buyer and Seller.

                  V. "Settlement" shall mean the transfer of the funds from Buyer to Seller in an amount equal to the Purchase Price, less any funds held in Escrow by Seller on any Contract and less any funds held in Suspense by Seller on any Contract.

                  W. "Suspense" shall mean those funds received by Seller from any Obligor or on behalf of any Contract which funds have not been applied to reduce principal or interest owed by the Obligor and not otherwise applied to the Contract.

         2.       Purchase and Sale of Contracts.

                  A. From time to time after the date of this Agreement, in Buyer's sole discretion, Buyer and Seller may enter into one or more Contract Sales in accordance with the terms and conditions set forth in this Agreement. Notwithstanding anything to the contrary herein, Buyer shall have no obligation to enter into any Contract Sale hereunder. The aggregate Principal Balance of Contracts purchased hereunder and held by Buyer at any given time shall not exceed $50,000,000.00. All Contracts sold hereunder shall be of a nature and quality acceptable to Buyer in its sole discretion.

                  B. Subject to the terms and conditions set forth in this Agreement, on the Closing Date of any Contract Sale hereunder, Seller agrees to convey, sell, assign, transfer and deliver to Buyer, with Recourse, all of Seller's right, title and interest in the Contracts described in the relevant Schedule of Contracts, in exchange for payment by Buyer to Seller of the relevant Purchase Price in cash, or immediately available funds. Buyer agrees to accept from Seller as of each such Closing Date, all of Seller's right title, and interest in such Contracts with Recourse to Seller. Seller and Buyer intend that the sale of the Contracts will constitute a sale of each Contract.

                  C. On each Closing Date, Buyer agrees to pay Seller the relevant Purchase Price. Buyer and Seller agree that the consideration payable by Buyer to Seller for the Contracts in any Contract Sale shall constitute reasonably equivalent value and fair consideration for the Contracts and such consideration shall be based on terms consistent with an arms-length transaction.

                  D. Seller shall retain servicing on the Contracts for an annual fee payable by Buyer of 125 basis points on the Principal Balance of outstanding Contracts purchased hereunder, as set forth in the Servicing Agreement.

                  E. All sales, transfer, documentary stamp, recording and other similar taxes and/or fees which may be due or payable in conjunction with this sale shall be borne by, Seller. Buyer will be responsible for any expense related to change of lien holder.

         3.       Transfer Documentation and Notice.

                  A. Seller shall deliver to Buyer on or before each Closing Date a power of attorney substantially in the form of Exhibit A hereto, authorizing Buyer to, among other things, take such action as may be necessary to more fully vest Buyer's right, title and interest in the conveyed property.


                  B. With respect to each Contract, Seller, at Seller's expense, shall take such actions and execute such documents as necessary to reflect that Buyer is the new owner of each Contract.

                  C. At Seller's expense, upon Buyer's request, Seller shall deliver notification to the Obligors as to the transfer of lienholder and instructions as to where future payments and correspondence are to be sent.

                  D. At Seller's expense, upon Buyer's request, Seller shall deliver notification to the Obligors to change the loss payee on the respective hazard insurance policy for each Contract, which notification may accompany or be included in Seller's letters contemplated in Section 3, Paragraph C hereof.

         4. Seller Representations and Warranties. Seller hereby represents and warrants to Buyer, as of the date hereof and each Closing Date as follows:

                  A. Organization and Good Standing. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. Seller is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of Seller.

                  B. Authorization; Binding Obligations. Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed, and delivered, this Agreement will constitute the legal, valid and binding obligation of the

         Buyer, enforceable in accordance with the terms, except as enforcement of such terms may be limited by Bankruptcy, insolvency, or similar laws affecting the enforcement of creditor's rights generally and by the availability of equitable remedies.

                  C. Litigation. No litigation or administrative proceeding of or before any court or governmental body is currently pending, or to the knowledge of Seller threatened, against Seller or any of its properties or with respect to this Agreement which, if adversely determined, would have a material adverse effect on the transactions contemplated by this Agreement or the Contracts.

                  D. Licensing. Seller or the qualified originator of each Contract was and has continually been duly licensed, registered and qualified to do business in each applicable state at the time each Contract was written, to the extent such licensing, registration and qualification was required by applicable law.

                  E. Deliveries. All Contract information, Contract files, customer files, documents, correspondence, in all formats (paper, computer or otherwise) and other items to be delivered by Seller pursuant to this Agreement, shall be either hand delivered or shipped Federal Express to Buyer by the Closing Date or on such date the parties mutually agree, and in all instances in a timely manner in accordance with the terms of this Agreement.

                  F. Bulk Sales Laws. No claim can be made by any party against the Contracts or Buyer under provisions of bulk sales laws.

                  G. No Violations or Consent Required. The execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation, or any other decree of any court applicable to the Seller or the charter or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party, or by which the Seller may be bound.

                  H. Solvency. Seller is not insolvent, nor will Seller be made insolvent by the transfer of the Contracts, nor does Seller contemplate any pending insolvency.

         5. Representations and Warranties with Respect to Contracts. For each Contract purchased by Buyer, Seller hereby represents and warrants to Buyer that, as of the relevant Closing Date:

                  A. Schedule of Contracts. The information set forth in the relevant Schedule of Contracts is true and correct.

                  B. Binding Obligation. The Contract is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally and by general principals of equity.

                  C. Insurance Coverage. The Manufactured Home securing the Contract is covered by a hazard insurance policy (naming Seller as loss payee) for an amount equal to the unpaid Principal Balance of the Contract or the cash value of the Manufactured Home, whichever is less.

                  D. Compliance with Law. At the date of origination of the Contract, all requirements of any federal, state and local laws, rules and regulations applicable to the Contract, including without limitation, usury, truth-in-lending, equal credit opportunity laws, consumer credit laws and lender licensing laws, were complied with.

                  E. Valid Security Interest. Each Contract (together with any related certificate of title) creates a valid, subsisting and enforceable perfected first priority security interest in favor of Seller in the Manufactured Home or on the Mortgaged Property, covered thereby as security for payment of the Principal Balance of such Contract, including the security interest in the Manufactured Home covered thereby, to Buyer, whereupon Buyer shall have a valid, perfected and enforceable first priority security interest in the Manufactured Home or on the Mortgaged Property, covered thereby.

                  F. Origination. The Contract was either (i) originated by a manufactured housing dealer acting, to the best of Seller's knowledge, in the regular course of its business and was purchased by the Seller in the regular course of its business for fair value; or
         (ii) originated or purchased by the Seller from a qualified originator in the regular course of its business for fair value.

                  G. Good Title. Seller is the uncontested owner of the Contracts with good and marketable title thereto and has the right and power to sell the Contracts to Buyer. None of the Contracts are subject to any claim, lien, judgment, security interest, or other encumbrances, and the Principal Balance of each Contract is correct as of relevant Cut-Off Date.

                  H. No Defenses. Each Contract is a valid and enforceable obligation of Obligor to Seller and is not subject to any dispute, set-off, claim, defense, counterclaim, or right of recision, including the defense of usury.

                  I. No Waivers. The terms of the Contract have not been waived, altered or modified, except by instruments or documents identified in the Contract file or in the servicing records.

                  J. Capacity of Parties. The signature(s) of the Obligor(s) on the Contract are genuine and all parties to the Contract had full legal capacity to execute the Contract.

                  K. No Omissions. There have been no omissions or misrepresentations in any document provided or statement made to Buyer concerning the Contracts by or on behalf of Seller in connection with the transactions contemplated by this Agreement.

                  L. Computer Tape. With respect to each Contract, the computer tape made available by the Seller is complete and accurate of its date and includes a description of such Contract that is consistent with the related Schedule of Contracts.

                  M. Contract File. With respect to each Contract, the related Contract file contains the documents required to be contained therein pursuant to this Agreement.

                  N. No Liens or Encumbrances. The Manufactured Home described in each Contract is existing and without liens or encumbrances other than Seller's first lien.

                  O. Enforceability. Each Contract contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security provided thereby.

                  P. Repossession, Bankruptcy. As of the Closing Date, no Contract is in Repossession or the subject of any legal or bankruptcy proceedings.

                  Q. No Defaults. As of the date of this Agreement and the Closing Date, there is no default, breach, violation or event permitting acceleration existing under the Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such default, breach, violation or event permitting acceleration under such Contract. Seller has not waived any such default, breach, violation or event permitting acceleration under such Contract. The related Manufactured Home or Mortgaged Property is, to the best of Seller's knowledge, free of damage and in good repair and no Manufactured Home or Mortgaged Property has suffered hurricane, earthquake, tornado or flood damage that is not covered by a hazard insurance policy.

                  R. No Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending or, to Seller's knowledge, threatened against Seller with respect to any of the Contracts.

                  S. Acceptability of Investment. Seller is unaware of any fact or omission that would make any Contract unacceptable as an investment by a prudent secondary market investor.

         6. Buyers Representations and Warranties. Buyer hereby represents and warrants to Seller, as of the date hereof and each Closing Date as follows:

                  A. Organization and Good Standing. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Michigan and has the power to own its assets and to transact the business with which it is currently engaged.

                  B. Authorization; Binding Obligation. Buyer has the power and authority to make, execute, deliver and perform this Agreement and perform all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed, and delivered, this Agreement will constitute the legal, valid and binding obligation of the Buyer, enforceable in accordance with the terms, except as enforcement of such terms may be limited by Bankruptcy, insolvency, or similar laws affecting the enforcement of creditor's rights generally and by the availability of equitable remedies.

                  C. No Violations. The execution, delivery and performance of this Agreement by Buyer will not violate any provision of any existing law or regulation, or any other decree of any court applicable to the Buyer or the certificate or partnership agreement of Buyer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which Buyer is a party, or by which Buyer may be bound.

         7.       Assignments.

                  A. At the Closing of each Contract Sale, Seller will execute Exhibit A and B and any and all other documentation necessary to transfer Seller's right, title, and interest in the Contracts to Buyer, including Certificates of Title, UCC-1's, UCC-3's, assignments of mortgage, insurance policies, and other documentation that may be required to protect Buyer's right, title, and interest in the Contracts and proceeds therefrom.

                  B. At the Closing of each Contract Sale, Seller will execute a Power of Attorney, substantially in the form of Exhibit A attached, and an Assignment of Notes and Liens, substantially in the form of Exhibit B attached, to facilitate the assignment or perfection of the security interest in favor of Buyer.

         8.       Documentation.

                  A. On each Closing Date, Seller will provide to Buyer an original Certificate of Title, or recorded application for title in non title holding states and/or filed UCC, where applicable and an original contract, note, or other debt instrument on each Contract. As to Mortgage Loans, Seller shall execute and deliver an assignment of mortgage for each Mortgage. Buyer, at its option, may accept blanket assignments on a county-by-county basis.

                  B. Within ten days after each Closing Date, Seller will remit to Buyer or Buyer's designee all remaining documentation which Seller has in its possession no matter the form, (i.e. computer documentation, computer tape, microfilm, paper) on all of the Contracts, including, but not limited to, records of account history, insurance policies, credit applications, credit reports, landlord waivers, bills of sale, powers of attorney, and any correspondence or other documentation pertaining to the Contracts.

         9.       Additional Covenants.


                  A. Seller certifies that no legal action or complaint is existing or threatened by any Obligor.

                  B. Buyer shall have no obligation to buy any Contract that is involved in any litigation or bankruptcy, is 30 days or more past due at closing, or has ever had a payment extension.

                  C. Seller will pay all expenses for legal fees, repossession storage fees, repossession and collection fees incurred by Seller prior to the Closing Date.

                  D. On each Closing Date, Seller will execute a Power of Attorney in form and content acceptable to Seller, to enable Buyer to negotiate checks, drafts, money orders or other payment instruments that are made payable to Seller and received after the Closing Date.

                  E. Seller will assist Buyer in reconciling payment or other disputes with Obligors involving due dates, Principal Balances, or the application of funds to the Contracts by Seller.

                  F. Seller will record the transaction on its books and records consistent with generally accepted accounting principles.

         10. Remedies. If any Contract or related document is in violation of a covenant, representation or warranty of Seller, then Seller shall repurchase the affected Contract or Contracts at the Repurchase Price, provided Buyer has not released any collateral, or contract security, unless required to do so by law or judicial order. At the time of repurchase, Buyer will redeliver to Seller, with respect to each such Repurchased Contract, all documents delivered to Buyer, including, but not limited to, the note, deed of trust, titles, other security instruments, and insurance documents, endorsed and reassigned to Seller. Concurrent with such redelivery, reassignment and endorsement, Seller shall pay the Repurchase Price to the Buyer. In the event of a dispute as to a violation of a covenant or representation, the parties hereby agree to submit the dispute to binding arbitration. The arbitration will be conducted and an arbitrator appointed in accordance with the rules of the American Arbitration Association. All costs shall be shared equally, except that each party shall bear the costs of its own attorneys' fees. Any determination or award rendered pursuant to arbitration shall be final and binding on the parties hereto and payment shall be made as so determined within five business days of the date of such award. The judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

         11. Hold Harmless. Seller will hold Buyer harmless from and against any claims made against Buyer after the Closing Date for actions or omissions of Seller prior to the Closing Date. Seller may, at its option, investigate, negotiate, defend and/or settle, at its own expense, and Buyer covenants and agrees to assist and cooperate with Seller, its employees, agents, attorneys and officers in all reasonable requests of Seller, pursuant to this paragraph.

         12. Notices. Any notice, demand or communication which either party desires or is required to give to the other party in connection with the Agreement must be in writing and must be either served personally or sent by fax and overnight mail, addressed to the other party, as follows, or to such other fax number and/or address as either party hereafter specifies in accordance with this Section:

         IF TO BUYER:      Sun Home Services, Inc.
                           27777 Franklin Road, Suite 200
                           Southfield, MI 48034
                           Fax: (248) 208-2645
                           Attn.: Gary A. Shiffman

         IF TO SELLER:     Origen Financial L.L.C.
                           27777 Franklin Road, Suite 1700
                           Southfield, MI 48034
                           Fax: (248) 746-7091
                           Attn.: Ronald A. Klein

         13. Captions. Paragraph or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14. Assignment. Buyer may freely assign any of its rights or obligations hereunder.


         15. Severability. If any part or provision of this Agreement is invalid or unenforceable under any law, such part or provision is and will be totally ineffective to that extent, but the remaining provisions or parts will be unaffected.

         16. Counterparts. This Agreement may be executed in one or more counterparts or duplicate originals, each of which must be deemed an original, but all of which together will constitute but one and the same instrument.

         17. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreements or understandings between the parties.

             [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

SELLER:

ORIGEN FINANCIAL L.L.C.,
a Delaware limited liability company

BY:      /s/ Ronald A. Klein
   ---------------------------------------------------
         Ronald A. Klein, Manager

BUYER:

SUN HOME SERVICES, INC.,
a Michigan corporation

BY:      /s/ Gary A. Shiffman
   ---------------------------------------------------
         Gary A. Shiffman, President

                                    EXHIBIT A
                            LIMITED POWER OF ATTORNEY
                    (CONTRACT SALE DATED              2003)
                                        ------------,

         The undersigned, Origen Financial L.L.C., a Delaware limited liability company ("Seller"), hereby constitutes and appoints any officer of Sun Home Services, Inc., a Michigan corporation ("Buyer"), its true and lawful attorney-in-fact and agent with power and authority to do any and all acts and things reasonably necessary to transact all business connected with retail installment sales contracts, installment loan agreements, notes, mortgages, deeds of trust and security deeds or other security instruments secured by manufactured housing and related real property (the "Contracts") and/or financing statements assigned by Seller to Buyer, on which Seller or its predecessors are listed as lien holder, beneficiary or the like, a schedule of said Contracts being attached hereto as Exhibit A1, including but not limited to, the following:

         a) Endorse, without recourse pursuant to a stamp approved by Seller, notes, checks or other instruments of payment made on the Contracts;

         b) Execute assignments, without recourse from Seller to Buyer of security and lien-creating instruments related to the Contracts;

         c) Execute releases of liens, security interests and the like with respect to the Contracts;

         d) Execute and deliver, on behalf of itself, the lienholder of record and/or Seller, as applicable or appropriate, any and all instruments of satisfaction or cancellation, or partial or full release or discharge and all other comparable instruments with respect to the Contracts or to the manufactured housing securing the Contracts and other related collateral securing such Contracts including, without limitation, any discharges, releases, satisfactions, bills of sale, financing statements, continuation statements, certificates of title, assignments of title, transfers of title or registration or similar forms with respect to any of the manufactured housing and related collateral;

         e) Sign and file, without Seller's signature, such finance and continuation statements, amendments and supplements thereto and other documents which Buyer may from time to time deem necessary to perfect, preserve and protect its security interest in the chattel paper and related collateral;

         f) Execute and deliver any and all instruments and take any and all further action in the name of and on behalf of Seller as may be required or deemed desirable to accomplish any and all of the actions described herein and carry out the purpose of this Limited Power of Attorney; and

         g) Demand, enforce, reduce to possession, collect, receive, receipt for, endorse, compromise, settle or assign without recourse any and all indebtedness, notes, commercial paper, promises to pay, retail installment sales contracts, chattel paper, instruments, chooses in action and other obligations described in Exhibit Al, together with all monies due to or become due under said Contracts after the Cut-Off Date, including, without limitation payahead, proceeds from any recourse to dealers and proceeds from claims on any insurance policies relating to such Contracts and any and all claims, chooses in action and rights and causes of action relating thereto, including, without limitation, any and all real estate and personal property, security instruments and insurance policies held as security for said Contracts, and all other property of every kind identified in said whole or in part and in connection therewith to execute, acknowledge or handle any instruments in writing which may become necessary in order to carry the foregoing powers into effect.

         Buyer is hereby empowered to do any and all lawful action required for effecting the transfer of the Contracts and the security interests granted thereby, and Seller hereby ratifies and confirms any and all lawful acts that Buyer shall do pursuant to and conformity with this Limited Power of Attorney. Seller further grants unto Buyer and its agents full authority and power to do and perform any and all acts necessary or incident to the execution of the powers herein expressly granted, as the Seller or its agents might or could do if personally present.

         To induce any third party to act hereunder, Seller hereby agrees that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice of knowledge of such revocation or termination shall have been received by such third party, and Seller for itself and for its legal representatives, successors and assigns hereby agree to indemnify and hold harmless any such third party by reason of such third party having relied on the provisions of this instrument.

         Seller has given this Limited Power of Attorney in connection with the sale of the Contracts pursuant to the Agreement for Purchase and Sale of Manufactured Home Loans dated June 17, 2003 (the "Purchase Agreement") between Buyer and Seller and to induce Buyer to purchase the Contracts. Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement.

         This Limited Power of Attorney coupled with an interest in the transaction, is irrevocable and shall terminate 12 months after the latest maturity of any Contract.

         Seller executes this Limited Power of Attorney with the intent to be legally bound hereby and with the intent that the execution shall have the full dignity afforded by the accompanying witnessing and notarization and all lesser dignity resulting from the absence of such witnessing and notarization or any combination thereof.

Dated :
        ---------------------

ATTEST:                                       Origen Financial L.L.C.

-----------------------------                 ------------------------------
By:                                           By:
   --------------------------                    ---------------------------
Its:                                          Its:
    -------------------------                     --------------------------

State of
         --------------------------------------------
County of
          -------------------------------------------

         I HEREBY CERTIFY that on this       day of
                                       ------       -------------, ----------,
before me, the undersigned, a Notary Public of the State and County aforesaid,
personally appeared                            who acknowledged himself to be
                    --------------------------,
of Origen Financial L.L.C.  who further acknowledged that he as
                                                                ---------------,
being authorized to do so, executed the foregoing instrument for the purposes
therein contained by signing the name of                    by himself as
                                         ------------------               ----
------------.

         IN WITNESS my name and notary seal.

         (seal)
                                             -----------------------------------
                                             Notary Public, State of
                                                                    ------------

My commission expires:
                      ------------------------

                                   EXHIBIT A1

                    (CONTRACT SALE DATED                2003)
                                         --------------,

                                    EXHIBIT B

                          ASSIGNMENT OF NOTES AND LIENS
                    (CONTRACT SALE DATED               2003)
                                        --------------,

KNOW ALL MEN BY THESE PRESENTS THAT:

Origen Financial L.L.C., a Delaware limited liability company ("Seller"), the present legal and equitable owner and holder of those certain Contracts in connection with the sale of certain Manufactured Homes and more fully described on Exhibit B1 attached hereto, secured by those certain Security Interests covering certain Manufactured Homes (the Contracts and related notes, security agreements and such other instruments evidencing, securing or pertaining to the indebtedness collectively referred to as the "Loan Documents"), desires to assign all its right, title, and interest in and to the Loan Documents to Sun Home Services, Inc., a Michigan corporation ("Buyer").

         NOW, THEREFORE, for and in consideration of value received, Seller hereby, sells, assigns, and transfers to Buyer all of Seller's right, title and interest in and to the Loan Documents. Buyer hereby accepts such assignment and assumes any and all obligations of Seller under the Loan Documents with respect to any Escrows and any and all other obligations of Seller under the Loan Documents accruing from and after the date hereof.

         Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement for Purchase and Sale of Manufactured Home Loans between Seller and Buyer dated June 17, 2003.

Dated :
        ---------------------

BUYER:

SUN HOME SERVICES, INC.,
a Michigan corporation

By:
   -----------------------------------------------
         Gary A. Shiffman, President

SELLER:
Origen Financial L.L.C.


By:
   -----------------------------------------------
NAME:
       ---------------------------------------
TITLE:
       -------------------------------------------

State of Michigan
County of Oakland

         I HEREBY CERTIFY that on this        day of
                                      --------      ------------, ------------,
before me, the undersigned, a Notary Public of the State and County aforesaid,
personally appeared                         who acknowledged himself to be of
                    -----------------------,
Origen Financial L.L.C. who further acknowledged that he as
                                                            ------------------,
being authorized to do so, executed the foregoing instrument for the purposes
therein contained by signing the name of                    by himself as
                                         ------------------               -----
---------------.

         IN WITNESS my name and notary seal.

         (seal)
                                              ----------------------------------
                                              Notary Public, State of
                                                                     -----------

My commission expires:
                      ------------------------

                                   EXHIBIT B1

                    (CONTRACT SALE DATED               2003)
                                         -------------,

                                    EXHIBIT C

                              SCHEDULE OF CONTRACTS

                    (CONTRACT SALE DATED               2003)
                                         -------------,